UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
May 12, 2011
(Date of earliest event reported)

Callon Petroleum Company

(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 North Canal St.
Natchez, Mississippi  39120
(Address of principal executive offices, including zip code)

(601) 442-1601
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Stockholders held May 12, 2011, shareholders (a) elected two (2) Class II directors to hold office until the 2014 annual meeting of shareholders (Proposal #1), (b) approved, in an advisory (non-binding vote), the Company’s Executive Compensation (Proposal #2), (c) approved an advisory (non-binding) proposal to have shareholders approve executive compensation every year (Proposal #3), (d) approved and ratified the adoption of the Callon Petroleum Company 2011 Omnibus Incentive Plan (Proposal #4), and(e) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011 (Proposal #5). The vote tabulation follows for each proposal:

Proposal 1 — Election of Class II Directors.

Nominee	Votes cast For	Votes Withheld
B. F. Weatherly	24,445,497	2,464,361
Anthony J. Nocchiero	25,627,988	1,281,889

    The Company’s Class I directors, Larry D. McVay and John C. Wallace, will each continue to serve on the Company’s Board of Directors until the Company’s 2013 annual meeting of shareholders and until his successor is elected and has qualified, or until his earlier death, resignation or removal. The Company’s Class III directors, Fred L. Callon and L. Richard Flury, will each continue to serve on the Company’s Board of Directors until the Company’s 2012 annual meeting of shareholders and until his successor is elected and has qualified, or until his earlier death, resignation or removal.

Proposal 2 — Approval, in an advisory (non-binding) vote, of the Company’s executive compensation.

Votes cast For	Votes cast Against	Votes Abstained
25,627,988	1,096,445	185,424

Proposal 3 — Approval of an advisory (non-binding) proposal for the frequency of a shareholder vote to approve executive compensation.

Votes cast for Every Year	Votes cast for Every Two Years	Votes cast for Every Three Years	Votes Abstained
14,939,048	143,241	11,628,936	184,002

The Company intends to include a shareholder advisory (non-binding) vote on executive compensation in its 2012 proxy statement.

Proposal 4 — Approval of the Callon Petroleum Company 2011 Omnibus Stock Incentive4 Plan.

Votes cast For	Votes cast Against	Votes Abstained
16,102,761	10,716,360	90,757

Proposal 5 – Ratification of Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2011

Votes cast For	Votes cast Against	Votes Abstained
33,437,652	265,586	93,417

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company

                       May 12, 2011                                                                           By:   /s/ B. F. Weatherly
B. F. Weatherly
Executive Vice President and
Chief Financial Officer